UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Koss Corporation
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KOSS CORPORATION
4129 NORTH PORT WASHINGTON AVENUE
Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

OCTOBER 3, 2012

We hereby notify you that we will hold the annual meeting of stockholders of Koss Corporation at the Hilton Milwaukee River at 4700 North Port Washington Road, Milwaukee, Wisconsin, on Wednesday, October 3, 2012, at 9:00 a.m.  At the annual meeting, we will consider and act on the following proposals:

1.                                       The election of six (6) directors;

2.                                       The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2013;

3.    Approval of the Koss Corporation 2012 Omnibus Incentive Plan; and

4.                                       Such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on August 16, 2012, will be entitled to notice of and to vote at the annual meeting.  Information regarding the matters to be considered and voted upon at the annual meeting is set forth in the Proxy Statement accompanying this notice.

You are cordially invited to attend our annual meeting in person, if possible.  In order to assist us in preparing for our annual meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.  If you attend our annual meeting, you may vote your shares in person even if you previously submitted a proxy.

By Order of the Board of Directors

/s/ David D. Smith

David D. Smith, Secretary

Milwaukee, Wisconsin
August 27, 2012

KOSS CORPORATION

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 3, 2012

____________________________

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the “Company”) for use at the Company’s 2012 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time and Location.  The Meeting will be held at the Hilton Milwaukee River, 4700 North Port Washington Road, Milwaukee, Wisconsin 53212, on Wednesday, October 3, 2012, at 9:00 a.m. local time.

Purposes of the Meeting.  At the Meeting, stockholders will consider and vote upon the following: (i) the election of six (6) directors for one-year terms; (ii) a proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”), as the independent registered public accounting firm for the fiscal year ending June 30, 2013; (iii) approval of the Koss Corporation 2012 Omnibus Incentive Plan; and (iv) such other business as may properly be brought before the Meeting.

Proxy Solicitation.   The Company is soliciting the stockholders’ proxies, the cost of which will be borne by the Company.  Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone.  The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.  Proxy Statements and proxies will be mailed to stockholders on approximately August 29, 2012.

Quorum and Voting Information.  Only stockholders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 16, 2012 (the “Record Date”) are entitled to vote at the Meeting.  As of the Record Date, there were issued and outstanding 7,382,706 shares of Common Stock, each of which is entitled to one vote per share.  A quorum of stockholders is necessary to take action at the Meeting.  A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.  Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting.  The inspector of elections will determine whether or not a quorum is present at the Meeting.  The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum.  If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The six nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company.  The vote required to ratify the appointment of Baker Tilly as independent registered public accounting firm for the year ending June 30, 2013, to approve the Koss Corporation 2012 Omnibus Incentive Plan, and to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting.  Abstentions and broker non-votes will have no effect on the election of directors and will have the same effect as votes “against” ratification of Baker Tilly as the Company’s independent registered public accounting firm for the year ending June 30, 2013 and approval of the Koss Corporation 2012 Omnibus Incentive Plan.

Proxies and Revocation of Proxies.  A proxy in the accompanying form that is properly executed, duly returned to the Company and not revoked will be voted in accordance with instructions contained therein.  In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their sole discretion.  At the present time, the Company knows of no other matters that are to come before the Meeting.  See “PROPOSAL 4. TRANSACTION OF OTHER BUSINESS.”  If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, “FOR” the ratification of Baker Tilly as the Company’s independent registered public accounting firm for the year ending June 30, 2013, and "FOR" the approval of the Koss Corporation 2012 Omnibus Incentive Plan.  If matters other than those mentioned in this Proxy Statement properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Annual Report.  The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2012, although not a part of this Proxy Statement, is delivered herewith.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on October 3, 2012

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card
are available at www.koss.com.

PROPOSAL 1.  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than five and no greater than twelve.  We had six directors during fiscal year 2012 and will also elect six directors for fiscal year 2013.  Each director elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his prior death, resignation, or removal.  The six nominees that receive the most votes will be appointed to serve on our Board for the next year.

Information as to the Nominees

The following identifies the nominees for the six director positions and provides information as to their business experience for the past five years.  Each nominee is presently a director of the Company:

John C. Koss, 82, has served continuously as Chairman of the Board of the Company or its predecessors since 1958.  Previously, he served as Chief Executive Officer from 1958 until 1991.  Mr. Koss founded Koss Corporation, which was built on stereo headphones, which he developed.  With more than fifty years of experience in the industry, Mr. Koss provides a valuable combination of industry knowledge, leadership, operations expertise and innovation experience. Throughout his career at Koss, Mr. Koss held numerous executive management positions. His management of the business included all aspects of business strategy, crisis management, risk management and operations.  Mr. Koss is the father of Michael J. Koss, a director of the Company.

Thomas L. Doerr, 68, has been a director of the Company since 1987.  In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982.  The company manufactures industrial electric motors.  In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Mr. Doerr brings a wealth of entrepreneurial experience to the Board including a hands-on understanding of strategy development, operations and finance. Mr. Doerr has directly been involved in all aspects of his businesses including operations, distribution, purchasing, finance and quality control.

Michael J. Koss, 58, has held various positions at the Company since 1976 and has been a director of the Company since 1985.  He was elected President and Chief Operating Officer of the Company in 1987, Chief Executive Officer in 1991 and Vice-Chairman in 1998.  Mr. Koss brings to the Board intimate knowledge of the Company’s daily operations as the Company’s Chief Executive Officer. In addition, Mr. Koss’s extensive senior leadership experience in various positions gives him a broad understanding of the types of operational, financial and strategic issues that affect the Company.  He has been the driving force behind the Company’s new product development.  Mr. Koss is also a director of STRATTEC Security Corporation.  Mr. Koss is the son of John C. Koss, the Chairman of the Board of the Company.

Lawrence S. Mattson, 80, has been a director of the Company since 1978.  Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.  Throughout his career at Oster, Mr. Mattson held numerous executive management positions including Vice President of Finance.  Mr. Mattson’s career, which includes an accounting background, has provided him with strong accounting, finance, operational and governance skills.

Theodore H. Nixon, 60, has been a director of the Company since 2006.  Since 1992, Mr. Nixon has been the Chief Executive Officer of D.D. Williamson, a global manufacturer of natural and caramel color for the food and beverage industry.  Mr. Nixon joined D.D. Williamson in 1974 and became President and Chief Operating Officer in 1982.  Mr. Nixon brings to the board business leadership, corporate strategy and operating expertise. In particular, he has extensive experience in launching new products, brand building, innovation, marketing, customers and sales channels. Mr. Nixon also lends a global business perspective, based on his leadership of global business operations at D.D. Williamson.

John J. Stollenwerk, 72, has been a director of the Company since 1986.  Mr. Stollenwerk was formerly the Chief Executive Officer, President and Owner of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear.  He is a director of Thos. Moser Cabinetmakers.  He was formerly a director of Badger Meter, Inc., U.S. Bancorp and Northwestern Mutual Life.  Mr. Stollenwerk brings to the Board senior executive leadership experience from a large international company and a diverse background in strategy development, operational management, financial oversight, consumer goods and experience as board member of other public companies.

Experience, Qualifications, Attributes and Skills

Each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board of Directors:

•	The highest level of personal and professional ethics, integrity and values;

•	An inquiring and independent mind;

•	Practical wisdom and mature judgment;

•	Broad training and experience at the policy-making level in business, finance and accounting, or technology;

•	Expertise that is useful to Koss and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members can be achieved and maintained;

•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board for several years to develop knowledge about Koss’s business;

•	Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to Koss and its stockholders.

The Company expects that the “Koss Family” (John C. Koss, Michael J. Koss and John Koss, Jr.), who beneficially own approximately 75.49% of the outstanding Common Stock, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES
NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Leadership Structure

The current Chairman of our Board is Mr. John C. Koss. The roles of Chairman of the Board and Chief Executive Officer are separate. The Chief Executive Officer is Mr. Michael J. Koss, the son of Mr. John C. Koss.  Our Board believes that the separation of the offices of the Chairman and Chief Executive Officer allows the Company’s Chief Executive Officer to focus on the Company’s business strategy, operations and corporate vision.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation and Board nominations.  Each member of these committees is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2).

Audit Committee.  The Audit Committee, which was composed of Mr. Doerr, Mr. Mattson Mr. Nixon and Mr. Stollenwerk during the fiscal year ended June 30, 2012, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent registered public accounting firm and by the Company’s internal accounting staff.  The Board has determined that Mr. Mattson is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  The Audit Committee met four times during the fiscal year ended June 30, 2012.  The independent registered public accounting firm was present at all of these meetings to discuss their audit scope and the results of their audit.  For more information about the Audit Committee meetings, see the “Audit Committee Report.”  The Audit Committee is governed by a written charter, which was amended in fiscal year 2012 and approved and adopted by the Board. The amended charter is attached as Appendix A to this Proxy Statement.

Compensation Committee.  The Compensation Committee, which was composed of Mr. Doerr, Mr. Mattson, Mr. Nixon and Mr. Stollenwerk during the fiscal year ended June 30, 2012, has responsibility for reviewing and recommending adjustments for all employees whose annual salaries exceed $100,000.  The Compensation Committee met two times during the fiscal year ended June 30, 2012.  The Company’s 1990 Flexible Incentive Plan (the “Plan”) is administered by the Compensation Committee.  The proposed Koss Corporation 2012 Omnibus Incentive Plan will, upon stockholder ratification, be administered by the Compensation Committee. Subject to the express provisions of the Plan (as well as the corresponding provisions in the 2012 Omnibus Incentive Plan), the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.  The Compensation Committee does not currently have a written charter.

Nominating Committee and Director Nomination Process.  The Nominating Committee, which was composed of Mr. Doerr, Mr. Mattson, Mr. Nixon and Mr. Stollenwerk during the fiscal year ended June 30, 2012, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination.  Candidates will be evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity and their experience with and understanding of the business environment.  With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company and the relative standing of the Company and its business segments in relation to its competitors.  The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate.  Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2013 Annual Meeting section of this Proxy Statement.  The Nominating Committee does not currently have a written charter.

With respect to diversity, certain of our directors have strong technical backgrounds that are relevant to our industry; another of our directors has a background in accounting, finance, and management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinion and perspectives to the Board.

Risk Oversight

While our management is responsible for assessing and managing the risks to the Company, our Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy.  Our Board committees also regularly engage in risk assessment as a part of their regular function.  The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the Board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.  The Board regularly engages in discussion of financial, legal, technological, economic and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions.  Additionally, our Board exercises its risk oversight function in approving the annual budget and quarterly forecasts and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2012, the Board held four meetings.  All incumbent directors attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

Attendance at Annual Meetings

All of the members of the Board, Mr. John C. Koss, Mr. Michael J. Koss, Mr. Doerr, Mr. Mattson, Mr. Stollenwerk and Mr. Nixon, attended last year’s annual meeting held on October 5, 2011.  As part of the settlement of the shareholder derivative litigation, the Board approved certain governance related items including a provision that, absent extraordinary circumstances, each member of the Board shall be required to attend each annual shareholder meeting in person.

Independence of the Board

Each of Mr. Doerr, Mr. Mattson, Mr. Nixon and Mr. Stollenwerk, is “independent” as such term is defined in Nasdaq Listing Rule 5605(a)(2).  These independent directors constitute a majority of the Board, as required under Nasdaq Listing Rule 5605(b)(1).

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212.  Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615.  If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or a member of the Board.

Code of Ethics

The Code of Ethics for the Company’s directors, officers and employees was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and is available on the Company's website.

Executive Officers

Information is provided below with respect to the executive officers of the Company.  Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

Name	Age	Positions Held	Current Position Held Since
Michael J. Koss	58	President, Chief Operating Officer, Chief Executive Officer	1987 (Chief Executive Officer since 1991)
David D. Smith	57	Executive Vice President, Chief Financial Officer	2010
John Koss, Jr.	55	Vice President — Sales	1988
Declan Hanley	65	Vice President — International Sales	1994
Lenore E. Lillie	53	Vice President — Operations	1998
Cheryl Mike	60	Vice President — Human Resources and Customer Service	2001

Beneficial Ownership of Company Securities

Security Ownership by Nominees and Management.  The following table sets forth, as of August 1, 2012, the number of shares of Common Stock beneficially owned (as defined under applicable regulations of the SEC) and the percentage of such shares to the total number of shares outstanding, for all director nominees, for each executive officer named in the Summary Compensation Table (see “Executive Compensation and Related Matters — Summary Compensation Table”), for all directors and executive officers as a group and for each person and each group of persons who, to the knowledge of the Company as of June 30, 2012, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Business Address (1)	Number of Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)
John C. Koss (4)	2,846,101	34.64%
Michael J. Koss (5)	2,017,893	24.56%
John Koss, Jr. (6)	709,033	8.63%
Thomas L. Doerr	—	*
Lawrence S. Mattson	—	*
Theodore H. Nixon	10,000	*
John J. Stollenwerk	32,918	*
Declan Hanley (7)	125,000	1.52%
Lenore E. Lillie (8)	164,194	2.00%
Cheryl Mike (9)	686,260	8.35%
David D. Smith (10)	61,410	*

All directors and executive officers as a group (11 persons) (11)	5,917,535	72.02%
Koss Family Voting Trust, John C. Koss, Trustee (12)	2,433,570	29.62%
Koss Employee Stock Ownership Trust (“KESOT”) (13)	585,260	7.12%

(*)	Denotes beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)
Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2012.

(3)
All percentages shown in the above table are based on 7,382,706 shares outstanding and entitled to vote on August 1, 2012, plus (for Michael J. Koss, John Koss, Jr., Mr. Hanley, Ms. Lillie, Ms. Mike, Mr. Smith and for all directors and executive officers as a group) the number of options exercisable within 60 days of August 1, 2012. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2012.

(4)
Includes the following shares which are deemed to be “beneficially owned” by John C. Koss: (i)  305,064 shares owned directly or by his spouse; (ii) 2,433,570 shares as a result of his position as trustee of the Koss Family Voting Trust; (iii) 104,000 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (iv) 3,467 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust (“KESOT”) and his ability to vote such shares pursuant to the terms of the KESOT.

(5)
Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 970,565 shares owned directly or by reason of family relationships; (ii) 114,507 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 222,068 shares as a result of his position as an officer of the Koss Foundation; (iv) 240,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2012; and (v) 585,260 shares which are held by the KESOT (see Note (11), below). The 114,507 shares allocated to Michael J. Koss’ KESOT account, over which he holds voting power, are included within the aforementioned 585,260 shares but are counted only once in his individual total.

(6)
Includes the following shares which are deemed to be “beneficially owned” by John Koss, Jr.: (i) 388,294 shares owned directly or by reason of family relationships; (ii) 210,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2012; and (iii) 110,739 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(7)	Includes the following shares which are deemed to be “beneficially owned” by Declan Hanley: (i) 125,000 with respect to which he holds options which are exercisable within 60 days of August 1, 2012.

(8)
Includes the following shares which are deemed to be “beneficially owned” by Lenore E. Lillie: (i) 20,088 shares owned directly; (ii) 108,308 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2012; and (iii) 35,798 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(9)
Includes the following shares which are deemed to be “beneficially owned” by Cheryl Mike: (i) 101,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2012; and (ii) 25,850 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares; and (iii) the 585,260 shares which are held by the KESOT (see Note (11), below). The 25,850 shares allocated to Cheryl Mike’s KESOT account, over which she holds voting power, are included within the aforementioned 585,260 shares but are counted only once in her individual total.

(10)
Includes the following shares which are deemed to be “beneficially owned” by David D. Smith: (i) 11,400 shares owned directly or by his spouse; (ii) 50,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2012 and (iii) 10 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(11)
This group includes 11 people, all of whom are listed on the accompanying table. To avoid double-counting: (i) the 585,260 total shares held by the KESOT and deemed to be beneficially owned by Michael J. Koss and Cheryl Mike as a result of their position as KESOT Co-Trustees (see Note (5) and Note (9), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, John Koss, Jr., Lenore Lillie, Cheryl Mike and David Smith, in the above table but are included only once in the total; and (ii) the 2,433,570 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above) are included in his individual total share ownership and are included only once in the total.

(12)
The Koss Family Voting Trust was established by John C. Koss. The sole trustee is John C. Koss. The term of the Koss Family Voting Trust is indefinite. Under the Trust Agreement, John C. Koss, as trustee, holds full voting and dispositive power over the shares held by the Koss Family Voting Trust. All of the 2,433,570 shares held by the Koss Family Voting Trust are included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

(13)
The KESOT holds 585,260 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 585,260 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above) and Cheryl Mike (see Note (9), above). Michael J. Koss and Cheryl Mike (the Company’s Vice President of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 585,260 KESOT shares.

SUMMARY COMPENSATION TABLE

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended June 30, 2012 for (i) the Chairman of the Board, (ii) the Chief Executive Officer (“CEO”) of the Company, and (iii) each of the other five executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the “Named Executive Officers”).

				Non-Equity
Name & Principal Position	Year	Salary ($)	Option Awards ($) (1)	Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
John C. Koss (3)	2012	150,000	—	113,259	30,979	294,238
Chairman of the Board	2011	150,000	—	177,237	28,068	355,305

Michael J. Koss (4)	2012	295,000	303,834	150,078	50,651	799,563
Chief Executive Officer	2011	295,000	235,691	240,821	39,948	811,460

John Koss, Jr. (5)	2012	226,083	191,308	40,000	36,288	493,679
Vice President — Sales	2011	216,030	147,307	18,500	30,381	412,218

David Smith (6)	2012	229,167	104,535	85,000	25,090	443,792
Chief Financial Officer	2011	218,536	79,933	75,000	25,110	398,579

Declan Hanley (7)	2012	148,695	55,398	283,496	41,880	529,469
Vice President — International Sales	2011	137,567	39,967	306,223	34,946	518,703

Lenore Lillie (8)	2012	167,333	55,398	20,722	25,626	269,079
Vice President — Operations	2011	156,583	39,967	32,625	21,404	250,579

Cheryl Mike (9)	2012	109,583	55,398	13,545	24,824	203,350
Vice President — Human Resources	2011	103,038	39,967	21,282	20,125	184,412
& Customer Service

(1)
Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. See Note 14 to the Company’s consolidated financial statements for the year ended June 30, 2012 included in the Annual Report on Form 10-K for 2012 for the relevant assumptions used to determine the valuation of option awards.

(2)
For John C. Koss, Michael J. Koss, Lenore Lillie and Cheryl Mike, the Company paid profit-based incentive compensation quarterly based on pre-tax earnings as originally reported. John Koss, Jr. and Declan Hanley received performance awards based on sales. David D. Smith received a performance bonus as approved by the Compensation Committee.

(3)
John C. Koss received $3,000 in 2012 and $3,000 in 2011 in Company matching contributions under the Company’s 401(k) Plan. Car leases were paid by the Company for John C. Koss in the amount of $22,293 in 2012 and $21,360 in 2011, and premiums were paid by the Company for life insurance in the amount of $5,686 in 2012 and $3,708 in 2011.

(4)
Michael J. Koss received $23,024 in 2012 and $13,750 in 2011 in Company matching contributions under the Company’s 401(k) Plan. Car leases were paid by the Company for Michael J. Koss in the amount of $26,337 in 2012 and $22,590 in 2011, and premiums were paid by the Company for life insurance in the amount $1,290 in 2012 and $3,608 in 2011.

(5)
John Koss, Jr. received $24,000 in 2012 and $18,470 in 2011 in Company matching contributions under the Company’s 401(k) Plan. Car leases were paid by the Company for John Koss, Jr. in the amount of $11,598 in 2012 and $10,337 in 2011, and premiums were paid by the Company for life insurance in the amount $690 in 2012 and $1,574 in 2011.

(6)
David Smith received $23,800 in 2012 and $24,400 in 2011 in Company matching contributions under the Company’s 401(k) Plan. Premiums paid by the Company for life insurance for David Smith were $1,290 in 2012 and $710 in 2011.

(7)
Declan Hanley received $5,000 in 2012 and $5,000 in 2011 in Company contributions in lieu of participation in the Company’s 401(k) Plan. Retirement plan contributions were made by the Company for Declan Hanley in the amount of $12,255 in 2012 and $12,255 in 2011. Car leases were paid by the Company for Declan Hanley in the amount of $24,625 in 2012 and $17,691 in 2011.

(8)
Lenore Lillie received $23,998 in 2012 and $20,052 in 2011 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $1,628 in 2012 and $1,352 in 2011.

(9)
Cheryl Mike received $23,998 in 2012 and $19,661 in 2011 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount $826 in 2012 and $464 in 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers as of June 30, 2012, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael J. Koss	120,000	—	—	$8.53	5/8/2013
	40,000	120,000	—	$5.76	7/14/2015
	—	160,000	—	$6.60	7/27/2016
John Koss, Jr.	60,000	—	—	$8.53	5/8/2013
	50,000	50,000	—	$6.91	7/15/2014
	25,000	75,000	—	$5.76	7/14/2015
	—	100,000	—	$6.60	7/27/2016
David Smith	20,000	30,000	—	$3.90	1/19/2020
	10,000	40,000	—	$5.24	7/14/2020
	—	50,000	—	$6.00	7/27/2021
Declan Hanley	20,000	—	—	$7.88	4/30/2013
	40,000	—	—	$11.005	4/28/2014
	10,000	—	—	$8.690	7/20/2015
	10,000	—	—	$13.09	5/8/2016
	10,000	—	—	$9.74	5/9/2017
	8,000	2,000	—	$7.755	5/8/2018
	8,000	12,000	—	$6.275	7/15/2019
	5,000	20,000	—	$5.240	7/14/2020
	—	25,000	—	$6.00	7/27/2021
Lenore Lillie	3,308	—	—	$7.875	4/30/2013
	40,000	—	—	$11.005	4/28/2014
	10,000	—	—	$8.69	7/20/2015
	10,000	—	—	$13.09	5/8/2016
	10,000	—	—	$9.735	5/9/2017
	8,000	2,000	—	$7.755	5/8/2018
	8,000	12,000	—	$6.275	7/15/2019
	5,000	20,000	—	$5.24	7/14/2020
	—	25,000	—	$6.00	7/27/2021
Cheryl Mike	40,000	—	—	$11.005	4/28/2014
	6,000	—	—	$8.69	7/20/2015
	10,000	—	—	$13.09	5/8/2016
	10,000	—	—	$9.735	5/9/2017
	8,000	2,000	—	$7.755	5/8/2018
	8,000	12,000	—	$6.275	7/15/2019
	5,000	20,000	—	$5.24	7/14/2020
	—	25,000	—	$6.00	7/27/2021

(1) All options for David Smith, Declan Hanley, Lenore Lillie and Cheryl Mike vest over a period of five (5) years with the first 20% vesting one year after the date of grant.  The options are exercisable for ten (10) years and expire on the date ten (10) years from the date of grant.  All options for Michael J. Koss and John Koss, Jr. vest over a period of four (4) years with the first 25% vesting one year after the date of the grant.  The options are exercisable for five (5) years and expire on the date five years from the date of grant.

Benefit Plans

The Company has certain benefit plans and arrangements which are available to the CEO and certain of the executives of the Company set forth in the Summary Compensation Table above (the “Named Executive Officers”) including the following:

•
Supplemental Medical Care Reimbursement Plan.  Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred that are not covered under group health insurance up to an annual maximum of 10% of salary.

•
Employee Stock Ownership Plan and Trust.  In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities.  The KESOT is qualified under Section 401(a) of the Internal Revenue Code.  All full-time employees with at least six months uninterrupted service with the Company are eligible to participate in the KESOT.  Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants.  Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants.  All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee.  Michael J. Koss and Cheryl Mike currently serve as KESOT Trustees and as the members of the KESOT Committee.  Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants’ direction.  As of August 1, 2012 the KESOT held 585,260 shares of Common Stock (approximately 7.12% of the total number of shares outstanding).

•
Retirement Agreement.  John C. Koss is eligible to receive his current base salary of $150,000 for the remainder of his life, whether he becomes disabled or not.  John C. Koss is 82 years old and will be entitled to receive this benefit upon his retirement from the Company.  The Company has a deferred compensation liability of $622,504 and $576,465 recorded as of June 30, 2012 and 2011, respectively, for this arrangement.

•
Stock Option Plans.  In 1990, the Board of Directors created, and the stockholders approved, a Flexible Incentive Plan (the “Plan”).  This Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, and other members of the Company’s management team. As further described in Proposal 3 below, the Company is proposing the approval of the 2012 Koss Corporation Omnibus Incentive Plan to replace the 1990 Flexible Incentive Plan.

•
Supplemental Executive Retirement Plan.  The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss had worked 25 years, then he would be entitled to receive 50% of base salary).  The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement.  The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.  The Company has a deferred compensation liability of $1,573,817 and $1,401,853 recorded as of June 30, 2012 and 2011, respectively, for this arrangement.

•
Profit Sharing Plan.  Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except John C. Koss, Michael J. Koss, John Koss, Jr., David D. Smith, Declan Hanley and two other sales department employees eligible for sales-related bonuses) based on their hourly rate of pay.  All full-time Koss employees (except John C. Koss, Michael J. Koss,  John Koss, Jr., David D. Smith, Declan Hanley and two other sales department employees eligible for sales-related bonuses) are eligible for profit sharing if they have been employed for the complete fiscal quarter.  Deductions are made from profit sharing for each absence (paid sick days and unpaid days) based on the number of hours of time lost.

•
401(k) Plan.  All full-time employees of the Company are eligible to participate in the Company’s 401(k) Plan the beginning of the fiscal quarter after they have completed one full fiscal quarter of service.  Employees are able to defer a dollar amount up to the federal yearly maximum.  The Company, in its discretion, matches the employee dollar deferral with a dollar per dollar match.  The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account.  The employees allocate their funds to a group of seventeen funds or they may self-direct their funds to a qualified 401(k) of their choice.

DIRECTOR COMPENSATION

The Company uses cash-based and equity incentive compensation to attract and retain qualified candidates to serve on the Board.  In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company as members of the Board.

Cash Contributions Paid to Non-employee Board Members.

Directors who are not also employees of the Company receive an annual retainer of $15,000, plus $2,500 per director for each Board meeting attended, $1,500 per director for each committee meeting attended, $3,000 per year for the audit committee chair to review statements with representatives of the Company’s independent registered public accounting firm and $1,500 per year for other committee chairs for service for each remaining committee.

Stock Option Program.

On February 1, 2012, each of the non-employee members of the Board received 10,000 stock options. These stock options vest over a three year period and expire five years from date of grant. The exercise price for these shares is $5.59 per share, the closing price on the date of grant.

DIRECTOR COMPENSATION TABLE

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
John C. Koss (2)	2012	—		—	—
Thomas L. Doerr	2012	32,500	17,808	—	50,308
Michael J. Koss (3)	2012	—		—	—
Lawrence S. Mattson	2012	31,250	17,808	—	49,058
Theodore H. Nixon	2012	30,000	17,808	—	47,808
John J. Stollenwerk	2012	31,250	17,808	—	49,058

(1)           Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. See Note 14 to the Company’s consolidated financial statements for the year ended June 30, 2012 included in the Annual Report on Form 10-K for 2012 for the relevant assumptions used to determine the valuation of option awards.

(2)           John C. Koss did not receive additional compensation for his service as a member of our Board.

(3)           Michael J. Koss did not receive additional compensation for his service as a member of our Board.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of four non-employee directors.  The members of the Committee are Mr. Doerr, Mr. Mattson, Mr. Nixon and Mr. Stollenwerk.  Each member of the Audit Committee is “independent” as defined in Nasdaq Listing Rule 5605(a)(2). The Audit Committee held four meetings during the fiscal year ended June 30, 2012.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate.  Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the

Board of Directors.  The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company; appoints, compensates, retains and oversees the Company’s independent registered public accounting firm, including reviewing the qualifications, performance and independence of the independent registered public accounting firm; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets at a minimum four times a year with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2012 with the Company’s management;

(ii)   discussed with Baker Tilly Virchow Krause, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T;

(iii)  received the written disclosures and the letter from Baker Tilly, the Company’s independent registered public accounting firm, required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed such matters with representatives of Baker Tilly;

(iv) based on the discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the SEC.

AUDIT COMMITTEE
Thomas L. Doerr
Lawrence S. Mattson
Theodore H. Nixon
John J. Stollenwerk

Related Party Transactions

Building Lease.  The Company leases its facility in Milwaukee, Wisconsin from its Chairman.  On May 15, 2012, the lease was renewed for a period of five years, ending June 30, 2018, and is being accounted for as an operating lease.  The lease extension maintained the rent at a fixed rate of $380,000 per year.  The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time if the Company believes that its stock is undervalued and that such repurchases would enhance the value to stockholders.  The Company did not repurchase any shares during the fiscal year ended June 30, 2012.  The Company may continue from time to time to engage in such transactions either in the open market or in private transactions.

The Company has an agreement with its Chairman, John C. Koss, in the event of his death, at the request of the executor of his estate, to repurchase certain amounts of his Company common stock from his estate.  The repurchase price is 95% of the fair market value of the common stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds which are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate.  The Company may elect to pay the purchase price in cash or may elect to pay cash equal to 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance payable over four years.  The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that during the 2012 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for the following: Lawrence Mattson and Thomas Doerr filed untimely Form 3s on February 3, 2012, and employee stock option grants to John C. Koss Jr. and Lenore Lillie were untimely reported on Form 4s filed on July 18, 2011.

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Baker Tilly has acted as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2012.  Baker Tilly has served the Company as its independent registered public accounting firm since January 5, 2010.  Prior to the appointment of Baker Tilly, Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm.  Baker Tilly audited the Company’s restated financial statements for the fiscal year ended June 30, 2009.  Representatives of Baker Tilly are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so.

Although this appointment of Baker Tilly as independent registered public accounting firm is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of Baker Tilly is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by Baker Tilly for the fiscal years ended June 30, 2012 and 2011 respectively:

	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Audit Fees	$167,086	$189,286
Audit-Related Fees	$—	$—
Tax Fees	$112,859	$104,555
All Other Fees	$—	$—
Total	$279,945	$294,381

Audit Fees.  For the fiscal years ended June 30, 2012 and 2011, the “Audit Fees” reported above were billed by Baker Tilly for professional services rendered for the audit of the Company’s annual financial statements, for the review of financial statements included in the Company’s quarterly 10-Q filings and for services normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees.  For the fiscal years ended June 30, 2012 and 2011, the “Tax Fees” reported above were billed by Baker Tilly for professional services rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm.  Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit-related services to be provided during the following fiscal year.  The Audit Committee also may generally pre-approve, up to a specified maximum amount, any non-recurring audit and audit related services for the following fiscal year.  All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring and reported to the Audit Committee at its next scheduled meeting.  Permissible non-audit services are to be pre-approved on a case-by-case basis.  The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Company’s independent registered public accounting firm and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of the Board of non-audit services performed by the Company’s independent registered public accounting firm.  Non-audit services are services other than those provided in connection with an audit or review of the financial statements.  During the period covered by this filing, the Audit Committee approved all Audit-Related Fees, Tax Fees and All Other Fees, and the services rendered in connection with these fees, as reported in the table shown above.

The Company expects that the “Koss Family,” who own or beneficially own approximately 75.49% of the outstanding Common Stock, will vote “for” the ratification of Baker Tilly as independent registered public accounting firm for the fiscal year ending June 30, 2013.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” RATIFICATION OF

BAKER TILLY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

PROPOSAL 3.  APPROVAL OF THE KOSS CORPORATION 2012 OMNIBUS INCENTIVE PLAN

Purpose of Proposal. Subject to stockholder approval, our Board of Directors has approved the Koss Corporation 2012 Omnibus Incentive Plan (the "2012 Omnibus Incentive Plan") to replace the 1990 Flexible Incentive Plan. The objectives of our compensation arrangements include (1) attracting and retaining highly competent employees, directors and consultants, (2) motivating selected employees, directors and consultants to achieve long-term corporate objectives and (3) linking compensation to corporate performance through equity-based awards that reward executives and other service providers for both gains in our stock price and meeting long-term goals.

Description of the 2012 Omnibus Incentive Plan. A brief description of the 2012 Omnibus Incentive Plan, as proposed, appears below. The following description is qualified in its entirety by reference to the text of the 2012 Omnibus Incentive Plan, as proposed, which is attached as Appendix B to this Proxy Statement. The 2012 Omnibus Incentive Plan authorizes our Compensation Committee to grant stock incentive awards to our employees, directors and consultants. Our Compensation Committee will administer the 2012 Omnibus Incentive Plan and has complete discretion, subject to the terms of the 2012 Omnibus Incentive Plan, to determine, among other things, which individuals will receive awards, the type, number and frequency of and the number of shares subject to such awards, and, to the extent not otherwise expressly provided in the 2012 Omnibus Incentive Plan, the terms and conditions of the awards.
 Stock Option Awards.  Options granted under the 2012 Omnibus Incentive Plan may be incentive stock options ("ISOs"), as defined under and subject to Section 422 of the Internal Revenue Code (the "Code"), or non-qualified stock options ("NSOs"). The options will be exercisable at such times and subject to such terms and conditions as the Compensation Committee may determine. All options will expire no later than ten years from the date of grant. Generally, options will expire upon an optionee's termination of service status for cause, one year following the termination of service status due to disability, upon normal expiration of the option in the event of death, three months following termination due to retirement, or three months after the termination of service status for any other reason; provided, however, that options will expire prior to said times if and at such time that the original option exercise term otherwise expires. ISOs may not be granted to our outside (non-employee) directors or consultants. The option price for any option will not be less than 100% of the fair market value of our common stock as of the date of grant and will be paid in cash, or, in certain circumstances, shares of our common stock, at the time of exercise. Stock options are not transferable except by will or the laws of descent and distribution.

Stock Appreciation Rights.  Our Compensation Committee may also award stock appreciation rights ("SARs") under the plan. SARs may be granted in conjunction with all or part of any stock option, will be exercisable only at such times as and to the extent the underlying stock option is exercisable and upon exercise is paid in cash, common stock or a combination thereof, at the discretion of our Compensation Committee.

Restricted Stock.  Restricted stock may be granted contingent upon the attainment of specified performance goals or such other factors as our Compensation Committee may determine and, during the period of restriction, the holder of restricted stock may not sell, transfer, pledge or assign the restricted stock. In general, except for an award of restricted stock in lieu of cash compensation, the period of restriction for any grant of restricted stock will be based on the recipient's continued status as a service provider to Koss Corporation.

Change in Control Provisions.  Upon the occurrence of a "change in control" of Koss Corporation, as defined in the 2012 Omnibus Incentive Plan, any outstanding stock options and SARs, which are not then exercisable, will become fully exercisable and vested. Likewise, the restrictions applicable to restricted stock will lapse and such shares and awards will be free of all restrictions and deemed fully vested under the terms of the original grant.
Miscellaneous.  The 2012 Omnibus Incentive Plan may be amended or discontinued by our Board of Directors, provided that the Board may not, without the approval of our stockholders, (a) increase the number of shares reserved for distribution or decrease the option price of a stock option below 100% of the fair market value at grant or change the pricing terms applicable to stock purchase rights, except as expressly provided in the 2012 Omnibus Incentive Plan, (b) change or expand the class of service providers eligible to receive awards under the 2012 Omnibus Incentive Plan, or (c) extend maximum exercise periods for awards. No amendment or discontinuance may impair the rights of an optionee or recipient under an outstanding stock option or other award without the recipient's consent.

New Plan Benefits. On July 25, 2012, the board approved 430,000 stock options to our named executive officers and select key employees under the 2012 Omnibus Incentive Plan. These stock options are contingent upon approval of the 2012 Omnibus Incentive Plan by our stockholders at the Annual Meeting in October 2012. If stockholders do not approve the 2012 Omnibus Incentive Plan at the Annual Meeting, these stock option grants will become null and void.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE

KOSS CORPORATION 2012 OMNIBUS INCENTIVE PLAN

PROPOSAL 4.  TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting.  If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting.  In order to be eligible for inclusion in the Company’s proxy materials for its 2013 annual meeting, a stockholder proposal must be received by the Company no later than May 3, 2013 and must otherwise comply with the applicable rules of the SEC.  To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested and should be addressed to the Secretary of the Company.

By Order of the Board of Directors

/s/ David D. Smith

David D. Smith, Secretary

Milwaukee, Wisconsin
August 27, 2012

PROXY

KOSS CORPORATION

4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212

2012 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John C. Koss and Thomas L. Doerr, or either of them, as proxies, each with full power of substitution for himself and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 3, 2012 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of all nominees listed for director and FOR Proposals 2 and 3.  If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
KOSS CORPORATION
October 3, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, Proxy Statement, Proxy Card
are available at — www.koss.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS

NOMINEES:

☐ John C. Koss
☐ Thomas L. Doerr
☐ Michael J. Koss
☐ Lawrence S. Mattson
☐ Theodore H. Nixon
☐ John J. Stollenwerk

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ·

2.  PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

☐ FOR
☐ AGAINST
☐ ABSTAIN

3.  PROPOSAL TO APPROVE THE KOSS CORPORATION 2012 OMNIBUS INCENTIVE PLAN.

☐ FOR
☐ AGAINST
☐ ABSTAIN

4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

KOSS CORPORATION

AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee (the “Committee”) of Koss Corporation (the “Company”) will assist the board of directors in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the Company's code of ethics. In performing its duties, the Committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations, and risks.

COMPOSITION, EXPERIENCE, AND MEETINGS

•	The Committee shall be comprised of three or more directors as determined by the Board.

•
Beginning with September 19, 2011 and going forward, no director shall serve on the Committee for more than four consecutive years, excluding the Audit Committee Chair, and no director shall serve as the Audit Committee Chair for more than three consecutive years.

•
All members of the Committee shall have (in accordance with the requirements of the Nasdaq Stock Market, Inc.) a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

•
Each Committee member shall be (as required by and defined in the rules of the Nasdaq Stock Market, Inc.) an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

•	All members of the Committee, including the Chairperson of the Committee, shall be elected annually by the Board.

•	The Committee shall meet at least 4 times annually.

•	The Audit Committee Chair shall meet with the outside auditors at least 4 times annually, including before the end of the filing of the Company's quarterly and annual reports with the SEC.

•
The Audit Committee Chair shall meet with the CFO at least four (4) times annually, including in conjunction with the filing of the Company's quarterly and annual reports with the SEC. These meetings shall be held outside the presence of the CEO.

RESPONSIBILITIES RELATING TO INTERNAL CONTROLS

•	The Committee shall evaluate whether management is communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

•
The Committee shall focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

•	The Committee shall determine whether internal control recommendations made by the external auditors have been implemented by management.

•
At least once every three years, the Committee shall select and retain an independent auditing firm to conduct a comprehensive review and assessment of the Company's internal controls, and prepare and submit to the Committee a report on the independent auditor's findings. This assessment may be performed by the Company's independent auditors as part of complying with Sarbanes-Oxley Section 404(b) even though the Company is not required to do so.

•	The Committee shall be notified about any significant changes to the Company's internal control system including significant changes to control features within the Company's IT system.

•	The Committee shall receive reports from the Company's internal control expert as needed for updates on the results of the internal audits.

FINANCIAL REPORTING RESPONSIBILITIES

General

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•	Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

•	Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles and estimates as applied to its financial reporting.

Annual Financial Statements

•
Review the annual audited financial statements and determine whether they are complete and consistent with the information known to Committee members; assess whether the financial statements reflect appropriate accounting principles.

•	Review and discuss complex and/or unusual transactions such as restructuring charges and derivative disclosures, if any.

•
Review an analysis prepared by management and the external auditor regarding significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements; focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; bad debt; warranty; product, and environmental liability; litigation reserves; and other commitments and contingencies.

•	Meet with management and the external auditors to review the financial statements and the results of the audit.

•	Consider management's handling of proposed audit adjustments identified by the external auditors.

•	Review major changes to the Company's auditing and accounting principles as suggested by the external auditor or management.

•	Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations.

Interim Financial Statements

•
Review and assess how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and that the review is performed on a pre-issuance basis.

•	Consult with management and the external auditor, as appropriate, regarding matters related to the preparation of quarterly financial information.

COMPLIANCE WITH LAWS AND REGULATIONS

•
Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

•
Periodically obtain updates from management, the company's counsel, the company's internal audit expert, and the company's tax consultant regarding compliance with applicable laws and regulations and applicable internal conflict of interest policies and procedures.

•	Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

•	Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission.

•
As part of the Company's Whistleblower policy and Code of Conduct, review potential violations reported on the Company's third-party hotline and/or to the Audit Committee Chair, pertaining to reporting matters of financial reporting fraud, including falsification of financial documents and insider trading.

EXTERNAL AUDIT

•
Appoint, terminate, compensate and oversee the Company's independent external auditors in connection with their preparation or issuance of audit reports and the performance of other audit, review, attest and related services for the Company.

•	Ensure that the Company's external auditors are independent and that there is an absence of conflicts of interest with the Company.

•	Review with the external auditor prior to the audit the external auditors' proposed audit scope, staffing and approach.

•	Review any significant changes required in the external auditors' audit plans and any difficulties or disputes with management encountered during the course of the audit.

•
Review the experience, qualifications, and performance of the external auditors and oversee the rotation of the audit partners who have responsibility for decision-making on significant auditing, accounting and reporting matters.

•
Ensure that the Committee shall be notified about key personnel changes each year with the external audit team, including any changes to the engagement partner, manager, or senior level auditor on the engagement.

•	Ensure that rotation of the independent auditor's engagement partner for the Koss audit shall occur every five years.

•	Ensure that independent audit firms engaged by the Company shall be required to:

◦	Conduct quarterly reviews, including analytical review of Cost Of Goods Sold elements (material, labor, freight, etc.) and other income statement items that the independent auditor deems material;

◦
Conduct an analytical review of cash balances, review of bank reconciliations, and test samples of     cash disbursements, manual checks and wire transfers exceeding amounts determined by the     independent auditor to be material;

◦	Staff the audit team for the Company's audit engagement with at least two non-partner level auditors with no less than 3 years of experience for each.

•	At least annually the Committee shall meet with the Company's independent auditors to review the Company's accounting for stock-based compensation.

•
Receive formal written reports for the external auditor regarding the auditor's independence, and delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, discuss such reports with the auditor, and if so determined by the Committee recommend that the Board take appropriate action to insure the independence of the auditor.

•	Discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Approve the fees to be paid to the external auditor.

•	Pre-approve all audit, review or attest services and permissible non-audit services provided by the external auditor.

•	Establish policies and procedures for engaging the external auditor to perform services other than audit, review and attest services to safeguard the continued independents of the external auditor.

•
As described above, the Audit Committee Chair shall meet with the outside auditors at least 4 times annually, including before the end of the filing of the Company's quarterly and annual reports with the SEC.

REPORTING AND OTHER ROLES AND RESPONSIBILITIES

•	Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

•
Ensure that the Committee shall be notified about key personnel changes each year within the Company's accounting department, including any changes to the CFO, Controller, Credit Manager, or expert retained on internal audit for the Company.

•	Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements.

•	If necessary, institute special investigations and, if appropriate, hire special counsel, experts or outside advisors to assist.

•	Perform other oversight functions as requested by the full Board.

•	Maintain minutes or other records of meetings and activities of the Committee.

•	Review and assess the adequacy of this charter annually and submit any recommended changes to the Board for approval.

•	Any related party transactions shall require Committee approval.

•	Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

•	Prepare the report required by the rules of the Securities and Exchange Commissions to be included in the Company's annual proxy statements.

APPENDIX B

KOSS CORPORATION
2012 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN

1.01.    Purpose. The purpose of the Koss Corporation 2012 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Corporation and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02.    Adoption and Term. The Plan has been approved by the Board to be effective as of July 25, 2012 (the “Effective Date”), subject to the approval of the stockholders of the Corporation. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of the Plan's initial effective date.

ARTICLE II
DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01.    Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other award made under the terms of the Plan.

2.02.    Award Agreement means a written agreement between the Corporation and a Participant or a written acknowledgment from the Corporation to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.03.    Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.04.    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Corporation, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

2.05.    Board means the Board of Directors of the Corporation.

2.06.    Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)When any “person” as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Corporation and any Subsidiary, any employee benefit plan sponsored or maintained by the Corporation or any Subsidiary (including any trustee or other fiduciary of such plan acting as trustee or other plan fiduciary) and any member of the “Koss Family” (as defined below) directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act) of the Corporation's Voting Securities representing 20% or more of the Corporation's Voting Securities;

(b)When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed an Incumbent Director if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operations of the provisions of this subsection (b);

(c)The occurrence of a transaction requiring stockholder approval for the acquisition of the Corporation by an entity other than the Corporation or a Subsidiary through purchase of assets, or by Merger, or otherwise.

For purposes hereof, the term “Koss Family” means John C. Koss, Sr., his spouse, his children, his grandchildren and the spouses of his children and grandchildren and the Koss Family Voting Trust.

2.07.    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.08.    Committee means the Compensation Committee of the Board.

2.09.    Common Stock means the common stock of the Corporation, par value $0.005 per share.

2.10.    Corporation means Koss Corporation, a Delaware corporation, and its successors.

2.11.    Corporation's Voting Securities means the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of directors to the Board.

2.12.    Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.13.    Dividend Equivalent Account means a bookkeeping account in accordance with Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.14.    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.15.    Exercise Price means, with respect to Options, the amount established by the Committee in the Award Agreement in accordance with Section 6.01(b) which is required to purchase each share of Common Stock upon exercise of the Option, or with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement in accordance with Section 6.02(b) which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant.

2.16.    Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the NASDAQ Stock Market (or other established stock exchange or listing service on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith and otherwise in accordance with Section 409A of the Code, and any regulations and other guidance thereunder.

2.17.    Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.18.    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Corporation.

2.19.    Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.20.    Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.21.    Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.22.    Performance Awards means Awards granted in accordance with Article VIII.

2.23.    Performance Goals means one or more of the following: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units, or unit growth, (iii) net sales, sales growth, total revenue, or revenue growth, (iv) net operating profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue), (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation, and/or amortization, (viii) gross or operating margins, (ix) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (x) market share or change in market share, (xi) customer retention or satisfaction, (xii) working capital targets and (xiii) quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities; any one of such Goals may be measured with respect to the Corporation or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies.

2.24.    Plan has the meaning given to such term in Section 1.01.

2.25.    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.26.    Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.27.    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.28.    Securities Act means the Securities Act of 1933, as amended.

2.29.    Stock Appreciation Rights means awards granted in accordance with Article VI.

2.30.    Subsidiary means a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

2.31.    Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Corporation or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Corporation or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III
ADMINISTRATION

3.01.    Committee.

(a)    Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Corporation. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b)    Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Corporation to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, conferred in a separate agreement with the Corporation, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

3.02    Limitation on Vesting for Awards. Notwithstanding any provision of the Plan to the contrary, any stock-settled Award granted on or after the Effective Date that vests solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) shall not vest more quickly than ratably over a three (3)-year period following the Date of Grant, except that the Award Agreement may reflect, or the Committee may in its discretion provide after the Date of Grant for, earlier or accelerated vesting (on a full or pro rata basis) (a) in the event of the Participant's death, disability, retirement, or involuntary Termination of Service, (b) upon a Change in Control, or (c) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant. The provisions of this Section 3.02 shall not apply to (i) any Award that becomes vested based on the achievement of performance goals over a period of at least one year, or (ii) Awards involving an aggregate number of shares of Common Stock not exceeding 5% of the total number of shares available for Awards under the first sentence of Section 4.01.

ARTICLE IV
SHARES

4.01.    Number of Shares Issuable. The total number of shares of Common Stock authorized to be issued under the Plan in connection with Awards, including Incentive Stock Options, shall be 2,000,000, plus the number of shares of Common Stock subject to awards granted under the Company's 1990 Flexible Incentive Plan and outstanding as of the Effective Date that expire or are otherwise forfeited, canceled or terminated after the Effective Date. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Corporation.

4.02.    Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Corporation in payment or satisfaction of the Exercise Price of an Option or Stock Appreciation Right or tax withholding obligation with respect to an Award shall not be available for the grant of new Awards under the Plan. Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under the Plan.

ARTICLE V
PARTICIPATION

5.01.    Eligible Participants. Participants in the Plan shall be such employees, directors and consultants of the Corporation and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 250,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $500,000; provided, however, the Committee may grant Awards to a Participant in excess of the preceding Award limits if the Committee expressly determines that a particular Award shall not be designed to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01.    Option Awards.

(a)    Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Corporation in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b)    Exercise Price of Options. The Exercise Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the day immediately preceding the Date of Grant; provided, however, that the Committee shall have discretion, with respect to a Non-Qualified Stock Option, to establish an Exercise Price at less than the Fair Market Value on the day immediately preceding the Date of Grant to the extent that such Option is designed to comply with the requirements of Section 409A of the Code.

(c)    Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Corporation on the Date of Grant.

(d)    Special Incentive Stock Option Rules. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Corporation and its parent and subsidiary corporations) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 6.01(d), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the Participant may designate at the time of exercise which portion shall be deemed to be exercised, and in the absence of such express designation in writing, the portion of the Option treated as an Incentive Stock Option shall be deemed to be exercised first. Further, no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, unless at the time the Incentive Stock Option is granted the Exercise Price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option, by its terms, is not exercisable for more than five years from the Date of Grant.

(e)    Rights as a Stockholder. A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02.    Stock Appreciation Rights.

(a)    Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b)    Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that the Committee shall have discretion to establish an Exercise Price at less than the Fair Market Value on the Date of Grant to the extent that such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code.

(c)    Payment of Incremental Value. Any payment which may become due from the Corporation by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03.    Terms of Stock Options and Stock Appreciation Rights.

(a)    Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(b)    Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i)Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii)Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service as provided in the Award Agreement; or

(iii)Ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)).

(c)    Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to extend the exercise period of an Option or Stock Appreciation Right beyond the termination or expiration of the Option or Stock Appreciation Right under the terms of the Award Agreement; provided, in no event shall the exercise period be extended beyond the date set forth in Section 6.03(b)(iii).

6.04.    Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Corporation or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Corporation of Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate), (b) by a “net exercise” method under which the Corporation reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Corporation to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. The Participant may not transfer to the Corporation in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Corporation and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Corporation as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

6.05.    Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options and Stock Appreciation Rights outstanding on the date of such Change in Control shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or the Corporation's Voting Securities.

ARTICLE VII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01.    Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02.    Restricted Shares.

(a)    Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Corporation shall cause to be transferred on the books of the Corporation, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Corporation as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Corporation. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Corporation, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b)    Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Corporation with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c)    Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d)    Delivery of Shares upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Sections 3.02 and 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e)    Forfeiture of Restricted Shares. Subject to Sections 3.02 and 7.04, all Restricted Shares shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Corporation or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. Subject to Section 3.02, the Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

7.03.    Restricted Stock Units.

(a)    Settlement of Restricted Stock Units. Subject to Section 3.02, the Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Award of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b)    Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Corporation with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c)    Dividend Equivalents. For any Restricted Stock Unit granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Restricted Stock Unit, in accordance with Section 11.17.

(d)    Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04.    Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.02(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.03(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the “target” level for each such Award (in the case of Restricted Stock Units). The provisions of this Section 7.04 shall not be applicable to any Restricted Share Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or the Corporation's Voting Securities.

ARTICLE VIII
PERFORMANCE AWARDS

8.01.    Performance Awards.

(a)    Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be one or more fiscal or calendar years as determined by the

Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)    Performance Targets. Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Corporation or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c)    Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)    Payment of Earned Performance Awards. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e)    Dividend Equivalents. For any Performance Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Performance Award, in accordance with Section 11.17.

8.02.    Termination of Service. In the event of a Participant's Termination of Service during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03.    Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.01(d), within 30 days after such Change in Control. The provisions of this Section 8.03 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or the Corporation's Voting Securities.

ARTICLE IX
OTHER STOCK-BASED AWARDS

9.01.    Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Corporation containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02.    Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b)    For any such Award, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a related Dividend Equivalent Account, in accordance with Section 11.17; and

(c)    Subject to Section 3.02, the Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, with such provisions taking account of the specific nature and purpose of the Award.

ARTICLE X
SHORT-TERM CASH INCENTIVE AWARDS

10.01.    Eligibility. Executive officers of the Corporation who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02.    Awards.
(d)
(a)    Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b)    Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c)    Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

(d)    Negative Discretion. Notwithstanding the attainment by the Corporation of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the Award that would be otherwise paid.

(e)    Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Corporation that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f)    Non-Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Corporation.

ARTICLE XI
TERMS APPLICABLE GENERALLY TO AWARDS GRANTED
UNDER THE PLAN

11.01.    Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any provision in the Plan as constituted on the Date of Grant of such Award, the provision in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02.    Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Corporation and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03.    Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Corporation and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04.    Limitation on Transfer. Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05.    Taxes. The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Corporation may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Corporation in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06.    Surrender of Awards. Any Award granted under the Plan may be surrendered to the Corporation for cancellation on such terms as the Committee and the Award holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Corporation; provided, however, that no such substitution shall be permitted without the approval of the Corporation's stockholders if such approval is required by the rules of any applicable stock exchange.

11.07.    Adjustments to Reflect Capital Changes.

(a)    Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Corporation) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Corporation, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to stockholders of the Corporation, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)    Merger. After any Merger in which the Corporation is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. Notwithstanding Section 11.15, in the event of a Merger in which the Corporation is not the surviving corporation, outstanding Awards shall be subject to the agreement governing the Merger, which may provide, without limitation, for the assumption of Awards by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents. In any event, the exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger.

(c)    Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Corporation or a Subsidiary shall be a surviving corporation, the Committee may grant substituted Options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08.    No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Corporation or any of its Subsidiaries.

11.09.    Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Corporation or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10.    Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

11.11.    No Strict Construction. No rule of strict construction shall be implied against the Corporation, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12.    Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13.    Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14.    Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15.    Amendment and Termination.

(a)    Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Corporation, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or the Corporation's Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)    Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

(c)    No Repricing Without Stockholder Approval. Notwithstanding any provision herein to the contrary, the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Corporation's stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Exercise Price is greater than the Fair Market Value of the underlying Common Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 11.07 above. Such cancellation and exchange as described in clause (iii) of the preceding sentence would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

11.16.    Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Corporation and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17.    Dividend Equivalents. For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a)    Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b)    Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Corporation and no assets or funds of the Corporation shall be set aside, placed in trust, removed from the claims of the Corporation's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

(c)    Performance Award Limitations. Notwithstanding any other provision of this Section 11.17 or the Plan to the contrary, amounts credited to a Participant's Dividend Equivalent Account with respect to any unvested portions of an Award whose vesting is subject to the achievement of specified Performance Goals or other performance-based criteria shall be subject to the same vesting or forfeiture restrictions as the shares or units underlying the Award to which such dividend equivalents relate.

11.18.    Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the

Committee; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19.    Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act (or the Committee has determined that an exemption therefrom is available), (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Corporate policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20.    Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, the United States or any other applicable foreign law.

11.21.    Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Corporation, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Corporation, to implement the provisions and purposes of the Plan.

11.22.    Compliance with Section 409A. The Plan is intended to comply with the requirements of Section 409A of the Code to the extent an Award is intended to be subject to or otherwise exempt from Section 409A. Consistent with that intent, the Plan shall be interpreted in a manner consistent with Section 409A and in the event that any provision that is necessary for the Plan to comply with Section 409A is determined by the Committee, in its sole discretion, to have been omitted, such omitted provision shall be deemed included herein and is hereby incorporated as part of the Plan. In addition, and notwithstanding any provision of the Plan to the contrary, the Corporation reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations promulgated thereunder.

11.23.    Recovery of Compensation in Connection with Financial Restatement. Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant shall be required to reimburse the Company for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Company policies.